UT-BATTELLE
Oak Ridge National Laboratory

UT-Battelle, LLC
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy
Internet: http://www.ornl.gov/adm/contracts/index.shtml

Subcontract Modification

Subcontract Modification

Except as provided herein, the subcontract remains unchanged.

1. Subcontract Number: 4000130255	2. Modification Number: 15	
3a. Subcontract Administrator: Lisa Cobb		
3b. Email address: COBBLL@ORNL.GOV	3c. Telephone: 865-576-5470	3d. Fax: 865-241-5557

4. Name and Address of Seller: Seller Number: 219986 AMERICAN CENTRIFUGE OPERATING LLC 6903 ROCKLEDGE DR # 400 2 DEMOCRAC BETHESDA MD 20817-1872	5. Modification Issued By: UT-Battelle, LLC c/o Oak Ridge National Laboratory P.O. BOX 2008, BLDG. 5300 OAK RIDGE, TN 37831-6050

6. Description of Modification: See page 2 for complete description of modification.

7. Accounting Information:

Previous total value: $ 75,373,291.00	Change in total value: $ 41,664,306.00	Revised total value: $ 117,037,597.00
Previous funded value: $ 61,485,189.00	Change in funded value: $ 0.00	Revised funded value: $ 61,485,189.00

8. Performance Period: Performance Period is revised as follows: 05/01/2014 - 09/30/2015

9. (X) Seller is required to sign and return a copy of this document. *(Checked if applicable)*	10. UT-Battelle, LLC
A. Signature of person authorized to sign for Seller [signature]	A. Signature of person authorized to sign [signature]
B. Name of signer Dale R. Bauer	B. Name of signer Thomas [illegible] Mason
C. Title of signer Manager, Government Contracts	C. Title of signer President & CEO
D. Date 1/23/15	D. Date 1/[illegible]/2015

Subcontract Modification

4000130255, Modification 15

Description Of Modification

Modification 15, dated January 20, 2015, is issued to add, delete, or modify the following:

- Exercise Option 2 to extend period of performance six additional months (April 1, 2015-September 30, 2015).

- Increase total fixed price by $41,664,306 (exercising Option 2), from $75,373,291 to $117,037,597.

~~~~~~

Section B.2 Total Price - is revised as follows:
The total price of this Agreement is $117,037,597 (increased by $41,664,306 from $75,373,291).

Section B.4 Options -
Option 2 is hereby exercised.

Section F.1 Performance Period - is revised as follows:
The performance period of this subcontract shall begin on May 1, 2014, and end on September 30, 2015.

Section F. Milestone Payment Schedule - Months 12 through 17 are added as follows:

Option 2

Month	Description	Due Date	Amount
12	Technical Reports	May 7, 2015	
-	Task 1		$4,764,053
-	Task 2		$1,726,567
-	Task 3		$453,431
Total			$6,944,051
13	Technical Reports	June 5, 2015	
-	Task 1		$4,764,053
-	Task 2		$1,726,567
-	Task 3		$453,431
Total			$6,944,051
14	Technical Reports	July 8, 2015	
-	Task 1		$4,764,053
-	Task 2		$1,726,567
-	Task 3		$453,431
Total			$6,944,051
15	Technical Reports	August 7, 2015	
-	Task 1		$4,764,053
~~~~~~

Description Of Modification (continued)

-	Task 2		$1,726,567
-	Task 3		$453,431
Total			$6,944,051
16	Technical Reports	September 8, 2015	
-	Task 1		$4,764,053
-	Task 2		$1,726,567
-	Task 3		$453,431
Total			$6,944,051
17	Technical Reports	October 7, 2015	
-	Task 1		$4,764,053
-	Task 2		$1,726,567
-	Task 3		$453,431
Total			$6,944,051

Total of payments Months 12-17 $41,664,306

Total of all payments $117,037,597

Options:
The Company shall have the option(s) to purchase additional quantities of the items or services described in Section B as follows:

Option No.1 - Exercised via Modification 5
Total Price $41,664,306
Period of Performance October 1, 2014 - March 31, 2015
Exercise Date of Option: No later than July 31, 2014

Option No.2 - Exercised via Modification 15
Total Price $41,664,306
Period of Performance April 1, 2015 - September 30, 2015
Exercise Date of Option: No later than January 31, 2015

No other changes.

*******************End of Modification************************